UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2006

Millstream II Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51065	20-1665695
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Devon Park Drive, Building 400
Wayne, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 293-2511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

STOCKHOLDERS OF MILLSTREAM II AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, MILLSTREAM II'S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH MILLSTREAM II'S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ MILLSTREAM II'S FINAL PROSPECTUS, DATED DECEMBER 17, 2004, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE MILLSTREAM II OFFICERS AND DIRECTORS AND OF EARLYBIRDCAPITAL, INC. ("EBC"), THE MANAGING UNDERWRITER OF MILLSTREAM II'S INITIAL PUBLIC OFFERING ("IPO"), AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: MILLSTREAM II ACQUISITION CORPORATION, 435 DEVON PARK DRIVE, BUILDING 400, WAYNE, PENNSYLVANIA 19087. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET SITE (HTTP://WWW.SEC.GOV).

Item 8.01 Other Events

On November 20,2006, Millstream II Acquisition Corporation issued a press release announcing it had received a letter from the U.S. General Services Administration (“GSA”), Office of Inspector General (“OIG”) regarding an inquiry into allegations relating to the status of Specialty Surfaces International, Inc. (“Sprinturf”) as a woman-owned small business. The GSA/OIG inquiry is based on information received by the GSA/OIG from an unidentified third party.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibt No.	Exhibit Description

99.1	Press Release, dated November 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLSTREAM II ACQUISITION CORPORATION

Date: November 20, 2006	By: /s/ Arthur Spector
Name: Arthur Spector
Title: Chairman